Encore Capital Group, Inc. Q4 2013 EARNINGS CALL Exhibit 99.1

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
PROPRIETARY
The statements in this presentation that are not
historical facts, including, most importantly, those
statements preceded by, or that include, the words
“will,” “may,” “believe,” “projects,” “expects,”
“anticipates” or the negation thereof, or similar
expressions, constitute “forward-looking
statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). These statements may include, but
are not limited to, statements regarding our future
operating results, earnings per share, and
growth. For all “forward-looking statements,” the
Company claims the protection of the safe harbor
for forward-looking statements contained in the
Reform Act. Such forward-looking statements
involve risks, uncertainties and other factors which
may cause actual results, performance or
achievements of the Company and its subsidiaries
to be materially different from any future results,
performance or achievements expressed or implied
by such forward-looking statements. These risks,
uncertainties and other factors are discussed in the
reports filed by the Company with the Securities
and Exchange Commission, including its most
recent report on Form 10-K, and its subsequent
reports on form 10-Q, each as it may be amended
from time to time. The Company disclaims any
intent or obligation to update these forward-looking
statements.

ENCORE DELIVERED RECORD QUARTERLY EARNINGS
* From continuing operations attributable to Encore
** Please refer to Appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Economic Net Income to GAAP
*** Cost to Collect is Adjusted Operating Cost / Dollars collected. See Appendix for reconciliation of Adjusted Operating Cost to GAAP
Note: All figures include Cabot Credit Management UK results unless otherwise indicated
PROPRIETARY
GAAP EPS* Economic EPS**
GAAP Net Income*
Economic Net
Income**
Collections
Adjusted EBITDA**
Cost to Collect***
Estimated Remaining Collections of $4.0 billion
$0.87 $1.05
$24
million
$28
million
$351 million
$206 million
42.1%

…AND RECORD FULL-YEAR 2013 RESULTS
* From continuing operations attributable to Encore
** Please refer to Appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Economic Net Income to GAAP
*** Cost to Collect is Adjusted Operating Cost / Dollars collected. See Appendix for reconciliation of Adjusted Operating Cost to GAAP
Note: All figures include Cabot Credit Management UK results unless otherwise indicated
PROPRIETARY
GAAP EPS*
$2.94
GAAP Net Income*
$77
million
Economic EPS**
$99
Economic Net
Income**
$3.86
Collections
$784 million
Adjusted EBITDA**
$1.28 billion
Cost to Collect***
39.1%
million

WE CONTINUE TO MAKE STRATEGIC ACQUISITIONS TO
DRIVE GROWTH AND INCREASE OPTIONALITY
Refinancia
Leader in Colombian and Peruvian NPL
markets
Purchased 51% ownership in
December 2013
Capital deployment opportunities of
~$40M+ annually; platform for Latin
American expansion
Marlin Financial Services
Provides litigation capabilities to
Cabot Credit Management
Creates uplift for current and future
portfolios
Accelerates Cabot’s entry into
secondary and tertiary markets
Grove Capital Management
Market leader in bankruptcy market
individual voluntary arrangements
(“IVA”)
Potential deployments of $50M+
annually
Strong servicing platform

PROPRIETARY

WE REMAIN FOCUSED ON DELIVERING TOP QUARTILE
RETURNS
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
Specialized call
centers
Efficient international
operations
Internal legal
platform
Operational Scale
& Cost Leadership
2
Sustained success at
raising capital
Low cost of debt
Sustainable
borrowing capacity
and cash flow
generation
Prudent capital
deployment
Strong Capital
Stewardship
3
Consumer
intelligence
Data driven,
predictive modeling
Portfolio valuation at
consumer level
Consumer Credit
Research Institute
Superior
Analytics
1
Uniquely scalable
platform
Strategic investment
opportunities in
geographic and
asset adjacencies
Extendable
Business Model
4
PROPRIETARY

OUR FOCUS ON TSR DRIVES OUR GROWTH STRATEGY
Domestic core business
EAF - 2012
AACC – 2013
Propel
TX competitor - 2013
Cabot
Marlin – 2014
Refinancia
Grow our core business
and our subsidiaries
Cabot - 2013 - and Marlin - 2014
(UK)
Grove (UK) - 2014
Refinancia (Latin America) -
2013
Geographic expansion
Propel - 2012
Refinancia (Credit cards, point-
of-purchase guarantees) - 2013
Grove (IVA) - 2014
Diversify into new asset
classes
This strategy allows us to deploy capital wherever we see the highest returns and continue to achieve our earnings growth rates

IN LATE Q4, WE CLOSED THE ACQUISITION OF A 51% INTEREST IN
REFINANCIA, EXPANDING OUR PRESENCE TO COLOMBIA AND PERU
Refinancia’s drivers
8
Data-driven
Decision-making
Commitment To
Consumer Rights
Extendable Business
Model
Refinancia has deep relationships with leading banks in
the region
* All buyers
** Refinancia estimates
PROPRIETARY
New Market Opportunities
Higher Returns
Platform for Latin American expansion
Investment Benefits
With 1,000 employees, Refinancia is a leading buyer of non-performing loans in:
$100 million 39%
2013 Capital
Deployed*
2013 Refinancia
Market Share**
2013 Capital
Deployed*
2013 Refinancia
Market Share**
$13 million 64%

REFINANCIA IS ENCORE’S ENTRY INTO THE LATIN
AMERICAN MARKETS
Market
Niche
Opportunities
Business
Description
9
Improvements in call center
operations technology
Process reengineering
Advances in Decision
Science
Improved monitoring and
strategies around legal
collections
PROPRIETARY
Individuals with
default in their
credit history
NPL portfolio purchase, servicing,
and collections (Colombia, Peru)
NPL portfolio servicing and
collections for banks
Consumers  with
limited credit
options at the
point of
purchase
Guarantee payment plans offered by
merchants, check guarantee,
servicing, and collections
Factoring of merchant payment plans
(liquidity generation for merchants)
Credit risk is taken by partner bank
Banked clients
with risk of credit
default
First subprime credit card offered in
Colombia
Credit risk is taken by partner bank
Market to customer base at
Refinancia and partner bank

WE HAVE AGREED TO ACQUIRE A 68% INTEREST IN GROVE CAPITAL
Grove specializes in the purchasing and servicing of insolvencies, consisting primarily of individual voluntary arrangements (“IVAs”)
and bankruptcy receivables in the UK
IVAs
Roughly equivalent to a chapter
13 bankruptcy in the U.S.
Constitutes a formal repayment
proposal presented to a debtor’s
creditors
10
PROPRIETARY
An asset manager supplying
business development, account
level portfolio analytics, bidding
management and master
servicing
Successfully deployed ~£100
million in over 50 transactions in
the U.K. insolvency market since
its formation
Investment will facilitate Encore’s
capital deployment strategy in
the IVA asset class with an
annual target of more than $50
million
Grove
Capital Deployment
Strategy
Further opportunities as Grove
expands in Spain and other
European countries

EARLIER THIS MONTH CABOT ACQUIRED MARLIN FINANCIAL GROUP
Marlin Financial Group is a UK debt buyer with a focus on litigation

PROPRIETARY
Company
Portfolio
Transaction
Rationale
Financing Status
To date, portfolio
purchases have totaled
£264 million with a total
face value of approx.
£2.2 billion and an
average account
balance of £4,800
As of September 30,
2013, Marlin had ERC of
£352 million
Expected ERC lift
attributed to Cabot’s back
book from utilizing
Marlin’s litigation platform
for non-paying accounts
Valuable talent pool
Cabot + Marlin can
leverage full extent of UK
market growth with
complementary niches
Fully financed by Cabot
based on the combined
companies’ balance
sheets
No additional investment
is required from Encore
Cabot just closed the
transaction and
integration has begun

MARLIN MEANINGFULLY ENHANCES ENCORE’S UK MARKET
POSITION

Creates the ability to optimize account scoring and collection channel across both operations
Operational efficiencies and economies of scale
Enhanced, sustainable
profitability
Increases Encore's exposure to the high-growth UK market
Strong relationships with key vendor banks make Cabot+Marlin well-placed to increasingly become the purchaser of choice
Creates the UK market
leader by ERC
Cabot+Marlin can leverage the full extent of UK market growth with complementary niches
Ability to sustain IRRs on future purchases in the face of increasing competition through incremental litigation collections
Strong growth profile
Valuable additional talent pool with deep industry experience
Deep management
bench strength
PROPRIETARY

St Cloud, MN
Phoenix, AZ
New Delhi, India
Call Center /
Technology Site
Call Center
Site
Call Center Site
San Diego, CA
Headquarters /
Call Center Site
Call Center Site
Costa Rica
San Antonio, TX
Propel
Cabot HQ / Call
Center Sites
West Malling, UK
Stratford-upon-Avon, UK
Call Center
Site
Tampa, FL
Call Center Site
Warren, MI
Call Center Site
Colombia
Refinancia
Peru
Refinancia
Marlin
Dublin, Ireland
Worthing, UK
WITH OUR GROWTH HAS COME SIGNIFICANT GEOGRAPHIC
DIVERSIFICATION

PROPRIETARY

WE ARE CONFIDENT IN OUR ABILITY TO EXECUTE ON THE
TRANSACTIONS BECAUSE OF OUR STRONG PERFORMANCE ON OUR
RECENT ACQUISITIONS
14
Initial Expectations
PROPRIETARY
Asset Acceptance Performance
HR Integration
Payroll
Integration
Support Function Rationalization &
Technology Integration
IL Acct Placement
and Conversion
Call Center
Rationalization
Q4
2013
Q1
2014
Q2
2014
Q3
2014
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13

* Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP
** Cost to Collect is Adjusted Operating Cost / Dollar collected. See Appendix for reconciliation of Adjusted Operating Cost to GAAP
WE ARE CONFIDENT IN OUR ABILITY TO EXECUTE ON THE
TRANSACTIONS BECAUSE OF OUR STRONG PERFORMANCE ON OUR
RECENT ACQUISITIONS (CONT’D)
15
Cumulative (July – December
2013)
Adjusted EBITDA* $100.4 million
Portfolio purchases $621 million
Collections $134.3 million
Revenues $95.5 million
ERC $1.5 billion
Cost to collect** 27.0%
CABOT INDIA OPERATIONS LAUNCH
12/15 1/1 1/15 2/1 2/15
Overall IT infrastructure and
data security readiness
User
Testing
Pilot team ‘Go-Live’
@ India
Inventory identification
Legal & statutory
compliance
Cabot & Encore teams
to develop pricing
models
20   Jan’14
calling Day One
On the job training
PROPRIETARY
th
Cabot

Comments due
2/28/14
Summer
2014
Late 2014 –
Mid 2015
30 days –
1 year
Spring – Summer
2014
CFPB RULEMAKING OVERVIEW
16
PROPRIETARY
Advance Notice of
Proposed Rulemaking
(ANPR)
Notice of
Proposed
Rulemaking
(NPR)
Final
Rulemaking
Effective Date
Small Business
Regulatory
Enforcement
Fairness Act
(SBREFA) Panel
Standardization of data/documents needed for collections
Robust validation notices
Comprehensive disclosures on interest, statute of limitations & credit reporting
No reinstatement of expired debt upon payment
Fostering consumer communications using modern technologies
Encore’s ANPR response will show thought leadership in advocating for higher industry standards

17 Detailed Financial Discussion

GROWTH IN DEPLOYMENTS WAS LED BY CABOT
CREDIT MANAGEMENT AND ASSET ACCEPTANCE
PROPEL DEPLOYMENTS
11
9
21
27
61
12
CABOT DEPLOYMENTS*
RECEIVABLE PORTFOLIO DEPLOYMENTS
45**
REFINANCIA DEPLOYMENTS*
*Includes deployments on behalf of others as well for own account
PROPRIETARY
$M
700
130
231
47
700
600
500
400
300
200
100
0
154
59
40
59
423
618
105
Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013Q2 2013Q3 2013Q4 2013
$M
80
60
40
20
0
Texas Other states
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q2
2012
70
60
50
40
30
10
0
20
30
20
10
0
3
8
47
41
29
54
18
23
1
1
19
3
8
1
8
£M
$M
**Includes $29 million related to the acquisition of a competitor

THE AACC AND CABOT ACQUISITIONS ACCELERATED
2013 COLLECTIONS
Core Collections
2012: $948 2013: $1,280
PROPRIETARY
$M
400
350
300
250
200
150
100
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
11
14
18
13
21
27
67
67
110
115
111
113
122
134
154
155
40
26
110
112
117
104
127
117 119
103
231
241
246
230
270
278
380
351
- Collection Sites
- Collection Agencies
- Legal Collections
- Cabot
$M
400
300
200
100
0

STRONG COLLECTIONS LED TO SOLID REVENUE
GROWTH
Revenue From Receivable Portfolio Collections
$M
20
2012: $545 2013: $745
PROPRIETARY
126
139
141
140
141
152
225
227
250
200
150
100
50
0
Q1 2012
Q2 2012 Q3 2012 Q4 2012 Q1 2013
Q2 2013
Q3 2013 Q4 2013

ENCORE’S COST TO COLLECT FULLY REFLECTS AACC’S
AND CABOT’S OPERATIONS

* Cost to Collect is Adjusted Operating Cost / Dollar collected. See Appendix for reconciliation of Adjusted Operating
Cost to GAAP.
PROPRIETARY
Channel
Q4 2013
CTC
Q4 2012
CTC
Cabot 26.7% 24.8%
Legal 36.8% 43.2%
Core sites 8.9% 7.3%
38%
39%
40%
43%
36%
38%
40%
42%
30%
40%
50%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013
Overall Cost to Collect*

AFTER SEVERAL QUARTERS OF INVESTMENT, COST
TO COLLECT IN INTERNAL LEGAL IS DECLINING

Legal Outsourcing Cost to Collect
Legal Outsourcing Collections
$M
$M
Internal Legal Cost to Collect
2012: $430 2013: $469
2012: $19 2013: $96
PROPRIETARY
0%
10%
20%
30%
40%
50%
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
150%
300%
450%
0%
50%
100%
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
80
100
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
120
0
15
30
45
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Internal Legal Collections

PROPRIETARY
COLLECTIONS GROWTH AND COST IMPROVEMENTS
LED TO IMPROVED CASH FLOWS
23
* Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP
Adjusted EBITDA*
$M
2012: $577 2013: $784
144
148
151
135
173
174
231
206
0
50
100
150
200
250
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013

Estimated Remaining Collections
$M

THE CABOT AND AACC TRANSACTIONS RESULTED
IN STRONG GROWTH IN ERC
Encore ERC Asset Acceptance ERC
2,741
4,022
Cabot ERC
1,724
1,983
1,890
1,967
1,911
1,780
2,519
3,990
961
1,503
0
1,000
2,000
3,000
4,000
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013
PROPRIETARY

CABOT CONTRIBUTED $0.36 TO ENCORE’S 2013
ECONOMIC EPS

PROPRIETARY
In 000’s except per share amounts Janus Encore Europe Holdings EEH Consolidated
Revenue / other income $95,491 - $95,491
Total Expenses (48,890) - (48,890)
EBITDA 46,601 - 46,601
Non-PEC Interest Expense (26,265) - (26,265)
PEC Interest Expense (21,616) 10,235 (11,381)
Other Income 98 - 98
Earnings Before Income Tax (1,182) 10,235 9,053
Income tax (1,574) - (1,574)
Net (loss) / profit before minority interest (2,756) 10,235 7,479
JCF / Mgmt non-controlling interest 392 1,167 1,559
Net (loss) / profit attributable to Encore $(2,364) $11,402 $9,038

PROPEL CONTINUES TO GROW AND CONTRIBUTE TO
ENCORE
Capital Deployed Total Revenue Operating Income
26
Over $145 million of
capital deployed in
2013
Now operating in 10
states
$35M competitor
acquisition
$M
$M
$M
PROPRIETARY
0
2
4
6
Q1 Q2 Q3 Q4
0
10
20
30
40
50
60
70
Q1 Q2 Q3 Q4*
0
1
2
Q1 Q2 Q3 Q4
*Includes $29 million related to the acquisition of a competitor

ENCORE’S Q4 ADJUSTED EPS SET A RECORD OF $1.05
PER FULLY DILUTED SHARE

* Please refer to Appendix for reconciliation of Adjusted EPS measurements to GAAP
PROPRIETARY
$0.87
$1.01
$1.05
$0.04
$0.10
Net income per diluted share
from continuing operations
attributable to Encore
Net non -cash interest and
issuance cost amortization,
net of tax
Acquisition related fees, net of
tax
Adjusted net income from
continuing operations per
diluted share attributable to
Encore - (Accounting)
Adjusted net income from
continuing operations
attributable to Encore -
(Economic)*

ENCORE’S 2013 ADJUSTED EPS SET A RECORD OF $3.86
PER FULLY DILUTED ECONOMIC SHARE

* Please refer to Appendix for reconciliation of Adjusted EPS measurements to GAAP
PROPRIETARY
$2.94
$3.77 $3.86
$0.12
$0.71
Net income per diluted share
from continuing operations
attributable to Encore
Net non-cash interest and
issuance cost amortization,
net of tax
Acquisition related fees, net
of tax
Adjusted net income from
continuing operations per
diluted share attributable to
Encore - (Accounting)
Adjusted net income from
continuing operations
attributable to Encore -
(Economic)*

Key Factors Previous Current
Facility Size $754.5M
$846.3M
Transaction Limit $50M (Single) / $75 (Aggregate)
$75M (Single) / $150 (Aggregate)
Maturity 2017
2019
Accordion
$162.5M $250M
Propel $300M
$400M
Convertibles $300M
$450M
Foreign Portfolios $150M
$200M
Stock Repurchase ($0) filled
$50M
Rentals $15M per year
$20M per year
Capital Expenditures $20M per year
$30M per year
Credit Facility Summary
WE MADE SEVERAL KEY AMENDMENTS TO OUR CORE
CREDIT FACILITY TO SUPPORT ENCORE’S GROWTH

PROPRIETARY

ENCORE’S LONG-TERM PROSPECTS CONTINUE TO
BE FAVORABLE
Operating Results
& Deployment
A culture of constant
improvement drives
improved results
Liquidity &
Capital Access
Strong liquidity and
access to capital enhance
our ability to
take advantage
of consolidating markets
and new opportunities
Solid Cash Flows
Additional asset classes
and geographies continue
to enhance ERC and
collections
Geographic &
Asset Class
Diversification
We are an international
company in several asset
classes, positioned for
strong earnings growth
going forward
PROPRIETARY

31 Appendix

NON-GAAP FINANCIAL MEASURES
This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The
Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the
Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning
Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income from Continuing Operations per Share because management believes that investors regularly rely on these measures to assess operating performance, in order highlight trends in the
Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.  Adjusted EBITDA, Adjusted Operating Expenses and Adjusted Income from
Continuing Operations and Adjusted Income from Continuing Operations per Share have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
PROPRIETARY

December 31,
2013 2012
$
Per Diluted
Share –
Accounting
Per Diluted
Share –
Economic*
$
Per Diluted
Share –
Accounting
Per Diluted
Share –
Economic
Net income from continuing operations
attributable to Encore
24,385 $0.87 $0.90 20,167 $0.79 $0.79
Adjustments:
Net non-cash interest and issuance cost
amortization, net of tax
1,185 $0.04 $0.05 191 $0.01 $0.01
Acquisition related legal and advisory fees,
net of tax
2,770 $0.10 $0.10 - - -
Acquisition related integration and consulting
fees,  net of tax
- - - - - -
Acquisition related other expenses, net of tax - - - - - -
Adjusted net income from continuing
operations attributable to Encore
28,340 $1.01 $1.05 $20,358 $0.80 $0.80
33
RECONCILIATION OF ADJUSTED/ECONOMIC NET
INCOME AND ADJUSTED/ECONOMIC EPS
Reconciliation of Adjusted Net Income and Adjusted EPS to GAAP EPS
(Unaudited, in thousands, except per share amounts), Three Months Ended
PROPRIETARY
* Excludes approximately 1,041,000 shares issuable upon the conversion of the company’s convertible senior notes due 2017 that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions

RECONCILIATION OF ADJUSTED/ECONOMIC NET
INCOME AND ADJUSTED/ECONOMIC EPS
Reconciliation of Adjusted Net Income and Adjusted EPS to GAAP EPS
(Unaudited, in thousands, except per share amounts), Full Year
* Excludes approximately 595,000 shares issuable upon the conversion of the company’s convertible senior notes due 2017 that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions
PROPRIETARY
2013 2012
$
Per Diluted
Share –
Accounting
Per Diluted
Share –
Economic*
$
Per Diluted
Share –
Accounting
Per Diluted
Share –
Economic
Net income from continuing operations
attributable to Encore
77,039 $2.94 $3.01 78,571 $3.04 $3.04
Adjustments:
Net non-cash interest and issuance cost
amortization, net of tax
3,274 $0.12 $0.13 191 $0.01 $0.01
Acquisition related legal and advisory fees,
net of tax
12,981 $0.50 $0.51 2,567 $0.10 $0.10
Acquisition related integration and consulting
fees,  net of tax
3,304 $0.13 $0.13 - - -
Acquisition related other expenses, net of tax 2,198 $0.08 $0.08 - - -
Adjusted net income from continuing
operations attributable to Encore
98,796 $3.77 $3.86 $81,329 $3.15 $3.15

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands) Three Months Ended
6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11
GAAP net income, as reported 6,162 3,028 (2,095) 8,997 6,641 9,004 8,405 10,861 11,730 12,290 14,171 13,679
(Gain) loss from discontinued operations, net of
tax
(89) 46 (483) (457) (365) (410) (901) (687) (684) (315) 28 (397)
Interest expense 4,831 5,140 5,401 4,273 3,958 3,970 3,959 4,538 4,880 4,928 5,003 5,593
Provision for income taxes 4,161 2,429 (1,781) 5,670 3,936 5,676 4,078 6,080 6,356 6,474 9,057 8,349
Depreciation and amortization 482 396 391 410 402 443 516 522 591 650 789 904
Amount applied to principal on receivable
portfolios
35,785 35,140 46,364 42,851 48,303 49,188 47,384 58,265 64,901 63,507 53,427 85,709
Stock-based compensation expense 1,288 860 382 1,080 994 1,261 1,049 1,761 1,446 1,549 1,254 1,765
Adjusted EBITDA 52,560 47,039 48,179 62,824 63,869 69,132 64,490 81,340 89,220 89,083 83,729 115,602
35
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13
GAAP net income, as reported 14,775 15,370 17,134 11,406 16,596 21,308 20,167 19,448 11,012 21,064 22,216
(Gain) loss from discontinued
operations, net of tax
(9) (60) 101 6,702 2,392 - - - - 308 1,432
Interest expense 5,369 5,175 4,979 5,515 6,497 7,012 6,540 6,854 7,482 29,186 29,747
Provision for income taxes 9,475 9,834 10,418 11,660 12,846 13,887 13,361 12,571 7,267 10,272 15,278
Depreciation and amortization 958 1,054 1,165 1,240 1,420 1,533 1,647 1,846 2,158 4,523 5,020
Amount applied to principal on
receivable portfolios
83,939 73,187 69,462 104,603 101,813 105,283 90,895 128,481 127,370 154,283 124,520
Severance and Stock-based
compensation expense
1,810 2,405 1,729 2,266 2,539 1,905 2,084 3,001 5,364 3,983 3,486
Acquisition related expense - - - 489 3,774 - - 1,276 12,848 7,752 4,260
Adjusted EBITDA 116,317 106,965 104,988 143,881 147,877 150,928 134,694 173,477 173,501 231,371 205,959
RECONCILIATION OF ADJUSTED EBITDA
PROPRIETARY
Note: The periods 6/30/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.

Reconciliation of Adjusted Operating Cost to GAAP Operating Cost
(Unaudited, In Thousands) Three Months Ended

RECONCILIATION OF ADJUSTED OPERATING COST
PROPRIETARY
3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13
GAAP total operating expenses,
as reported
91,394 102,809 103,621 103,872 105,872 126,238 174,429 168,466
Adjustments:
Stock-based compensation expense
(2,266) (2,539) (1,905) (2,084) (3,001) (2,179) (3,983) (3,486)
Operating expense related to other
operating segments
(331) (2,815) (3,053) (3,092) (5,274) (6,367) (12,115) (12,755)
Acquisition related integration and
consulting fees and severance costs
- - - - - (5,455) -
Acquisition related legal and
advisory fees
(489) (3,774) - - (1,276) (6,948) (7,752) (4,260)
Adjusted operating expenses for the
portfolio purchasing and recovery
business
88,308 93,681 98,663 98,696 96,321 105,289 150,579 147,965

December 31, 2013
GAAP net income attributable to Encore Europe Holdings s.a.r.l. 9,038
Loss from noncontrolling interest (1,559)
GAAP net income 7,479
Adjustments:
Interest expense 37,646
Provision for income taxes 1,573
Depreciation and amortization 3,096
Amount applied to principal on receivable portfolios 48,849
Acquisition related legal and advisory fees 800
Adjusted EBITDA 100,443
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands) Six Months Ended

RECONCILIATION OF ADJUSTED EBITDA - CABOT
PROPRIETARY

Reconciliation of Adjusted Operating Cost to GAAP Operating Cost
(Unaudited, In Thousands) Six Months Ended

RECONCILIATION OF ADJUSTED OPERATING COST -
CABOT
PROPRIETARY
December 31, 2013
GAAP total operating expenses, as reported $48,890
Adjustments:
Operating expense related to other operating segments (11,876)
Acquisition related legal and advisory fees (800)
Adjusted operating expenses for the portfolio purchasing and recovery business
$36,214

Encore Capital Group, Inc. Q4 2013 EARNINGS CALL